Exhibit 10.1

DATED                     2015

PRESBIA HOLDINGS

and

PRESBIA PLC

SHARE EXCHANGE DEED

for the acquisition of share capital of

PRESBIA IRELAND, LIMITED

ARTHUR COX

DUBLIN

TABLE OF CONTENTS

1	INTERPRETATION	2
2	AGREEMENT OF THE BUYER TO ISSUE CONSIDERATION SHARES TO THE SELLER	3
3	CONSIDERATION	3
4	COMPLETION	3
5	WARRANTIES	3
6	POWER OF ATTORNEY	4
7	ASSIGNMENT	4
8	VARIATION	4
9	WAIVER	4
10	EFFECT OF COMPLETION	4
11	COUNTERPARTS	5
12	PROPER LAW AND SUBMISSION TO JURISDICTION	5
SCHEDULE 1		6

THIS DEED is made on                      2015 between the following parties:

(1)	PRESBIA HOLDINGS, a Cayman Islands company (Registration No.: 188040) having its registered office at Stuarts Corporate Services Ltd., P.O. Box 2510, George Town, Grand Cayman KY1-1104, Cayman Islands (the “Seller”); and

(2)	PRESBIA PLC, a public limited company incorporated in Ireland with registered number 539137 whose registered office is at Arthur Cox Building, Earlsfort Centre, Earlsfort Terrace, Dublin 2 (the “Buyer”).

BACKGROUND

(A)	Presbia Ireland, Limited (the “Company”), details of which are set out in Schedule 1, was incorporated in Ireland with registered number 532722 and is a private limited company.

(B)	The Seller is the sole legal and beneficial owner of the Share (as defined below).

(C)	The Seller has agreed to sell and the Buyer has agreed to buy the Share in consideration for the Consideration Shares and upon the terms set out in this Deed.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	In this Deed, the following expressions have the following meanings:

“Completion”	means completion of the transfer of the Share in exchange for the Consideration Shares in accordance with Clause 4 of this Deed;

“Completion Date”	means the date of this Deed;

“Consideration Shares”	means the 9,166,667 ordinary shares of US$0.001 each in the capital of the Buyer to be issued as fully paid up to the Seller;

“Encumbrance”	means a mortgage, charge, pledge, lien, option, restriction, third party right or interest, other encumbrance or security interest of any kind or another type of preferential arrangement (including, without limitation, a title transfer or retention arrangement) or any right to a dividend payment arising on any shares;

“Share”	means the one fully paid ordinary share of US$1.00 par value in the Company; and

“US$”	means the U.S. dollar, the lawful currency unit of the United States of America.

1.2	In this Deed:

(a)	references to a document in the “agreed form” are to that document in the form agreed to and initialled for the purposes of identification by or on behalf of the parties;

(b)	references to a clause or schedule are to a clause or schedule of this Deed, and references to this Deed include the schedules;

(c)	the headings in this Deed do not affect its construction or interpretation;

(d)	the singular includes the plural and vice versa and any gender includes any other gender; and

(e)	references to writing shall be deemed to include any modes of reproducing words in a legible or non-transitory form.

2.	AGREEMENT OF THE BUYER TO ISSUE CONSIDERATION SHARES TO THE SELLER

Subject to the terms of this Deed, the Seller agrees to sell the Share and the Buyer agrees to buy the Share free from any Encumbrance and with all rights attaching to the Share as at the date of this Deed, and the Buyer agrees to issue the Consideration Shares directly to the Seller.

3.	CONSIDERATION

The consideration for the sale of the Share by the Seller to the Buyer shall be the allotment and issue at Completion to the Seller of the Consideration Shares credited as fully paid in exchange for the Share.

4.	COMPLETION

4.1	Completion shall take place at the offices of the Seller on the Completion Date.

4.2	On or prior to Completion, the Seller shall procure that the directors of the Company shall hold a board meeting at which the transfer of the Share to the Buyer is approved for registration in the Company’s books and thereupon a share certificate is issued in favour of the Buyer.

4.3	At Completion the Seller shall deliver or cause to be delivered to the Buyer:

(a)	a duly executed transfer of the Share in favour of the Buyer together with the relevant share certificate (or an indemnity in a form approved by the Buyer in relation to a lost share certificate) in respect of the Share; and

(b)	a tax reference number of the Seller for the purposes of the Stamp Duty (E-stamping of Instruments) Regulations 2009.

4.4	On or prior to Completion, the Buyer:

(a)	shall procure that a meeting of the board of directors of the Buyer is convened at which the Consideration Shares are allotted; and

(b)	shall deliver to the Seller a share certificate for the Consideration Shares.

5.	WARRANTIES

5.1	The Seller represents and warrants to the Buyer that:

(a)	the Seller is the sole legal and beneficial owner of the Share;

(b)	the Share has been properly issued and allotted and is fully paid;

(c)	the Share is free from any Encumbrance;

(d)	the Seller has the legal right and full power and authority to execute and deliver, and to exercise its rights and perform its obligations under this Deed; and

(e)	this Deed and all other documents to be executed by the Seller will, when executed, constitute lawful, valid and binding obligations of the Seller in accordance with their respective terms.

5.2	The Buyer represents and warrants to the Seller that:

(a)	the Consideration Shares will be validly issued and allotted fully paid and free from any Encumbrance and that there is no agreement or commitment outstanding to create an Encumbrance in relation to the Consideration Shares in favour of any person and no claim has been made by any person with respect to the Consideration Shares;

(b)	the Buyer has the legal right and full power and authority to execute and deliver, and to exercise its rights and perform its obligations under this Deed; and

(c)	this Deed and all other documents to be executed by the Buyer will, when executed, constitute lawful, valid and binding obligations of the Buyer in accordance with their respective terms.

6.	POWER OF ATTORNEY

6.1	Subject to Completion, the Seller hereby irrevocably and unconditionally appoints the Buyer as its lawful attorney (the “Attorney”) with full power to exercise its rights as a shareholder of the Company pending stamping and registration of the transfer of the Share and the Seller hereby undertakes to ratify and confirm any action lawfully taken by its Attorney pursuant to this power of attorney and to indemnify its Attorney against all actions, damages, expenses, costs and claims which may be suffered by or made against its Attorney pursuant to the bona fide exercise by it of this power of attorney.

6.2	As from Completion, the Seller undertakes not to exercise any rights attaching to the Share or exercisable in its capacity as a registered holder thereof without the Buyer’s written consent.

6.3	As from Completion, the Seller undertakes to hold on trust for the Buyer and to promptly notify the Buyer of anything received by it in its capacity as registered holder of the Share and to act promptly in accordance with the Buyer’s instructions.

7.	ASSIGNMENT

No party shall be entitled to assign or transfer all or any of its rights, benefits and obligations under this Deed without the prior written consent of the other party.

8.	VARIATION

Any variation of this Deed must be in writing and signed by each party or, in the case of a body corporate, a duly authorised officer or representative of such party.

9.	WAIVER

A delay in exercising, or failure to exercise, any right or remedy under this Deed does not constitute a waiver of such right or remedy or other rights or remedies nor shall either operate so as to bar the exercise or enforcement thereof.

10.	EFFECT OF COMPLETION

Except to the extent that they have been performed and except where the Deed provides otherwise, the warranties, representations, indemnities and obligations contained in this Deed remain in force after Completion.

11.	COUNTERPARTS

This Deed may be executed in any number of counterparts, each of which when executed and delivered constitutes an original of this Deed, but all the counterparts shall together constitute one and the same agreement. No counterpart shall be effective until each party has executed at least one counterpart.

12.	PROPER LAW AND SUBMISSION TO JURISDICTION

This Deed shall in all respects be governed by and construed in accordance with the laws of Ireland and the parties hereto agree to submit to the exclusive jurisdiction of the Irish courts in respect of any claim arising hereunder.

SCHEDULE 1

The Company

1.	Name:	Presbia Ireland, Limited

2.	Type of company:	Private limited company

3.	Registered Number:	532722

4.	Date of incorporation:	13 September 2013

5.	Place of incorporation:	Ireland

6.	Address of registered office:	Arthur Cox Building, Earlsfort Terrace, Dublin 2

7.	Authorised share capital:	US$1,000,000 divided into 1,000,000 ordinary shares of US$1.00 each

8.	Issued share capital:	1 ordinary share of US$1.00

9.	Directors:	Gary Kidson and Zohar Loshitzer

10.	Secretary:	Linda VanDenburgh

11.	Assistant Secretary:	Bradwell Limited

12.	Tax residence:	Ireland

13.	Charges:	Nil

14.	Shareholding:

Name of Registered Shareholder	Nominal Value and Class of Share	Number of Shares
Presbia Holdings	Ordinary shares of US$1.00 each	1

IN WITNESS WHEREOF THIS DEED WAS EXECUTED BY THE PARTIES HERETO ON THE DATE SET OUT AT THE BEGINNING OF THIS DEED

Executed as a DEED by PRESBIA HOLDINGS

Director

Witness

GIVEN under the common seal of PRESBIA PLC and DELIVERED as a DEED:

Director

Director/Secretary